IMPORTANT INFORMATION REGARDING THE FEDERATED HERMES FUNDS*

SUPPLEMENT DATED MARCH 19, 2020, TO ALL CURRENT PROSPECTUSES OF THE FEDERATED HERMES FUNDS
In light of recent market events we wanted to let you know that Federated Hermes is committed to providing uninterrupted delivery of its investment products and services to clients around the world while at the same time safeguarding the health and safety of our employees. As a global enterprise, the company prepares for events that have the potential to disrupt business, such as the current coronavirus outbreak. In addition, we have communicated with our key service providers and remain confident that they have sufficient Business Continuity Plans to continue to provide our Funds with the level of service we expect.
Please add the following risk disclosure to the section entitled “What are the Specific Risks of Investing in the Fund?”
“Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including fund service providers) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.”
* The Federated Hermes Funds include all of the following registrants (including any of their portfolios and share classes, as applicable):
Federated Adjustable Rate Securities Fund	Federated Investment Series Funds, Inc.
Federated Adviser Series	Federated MDT Series
Federated Equity Funds	Federated Managed Pool Series
Federated Equity Income Fund, Inc.	Federated Municipal Bond Fund, Inc.
Federated Fixed Income Securities, Inc.	Federated Municipal Securities Income Trust
Federated Global Allocation Fund	Federated Project and Trade Finance Tender Fund
Federated Government Income Securities, Inc.	Federated Short-Intermediate Duration Municipal Trust
Federated Government Income Trust	Federated Total Return Government Bond Fund
Federated High Income Bond Fund, Inc.	Federated Total Return Series, Inc.
Federated High Yield Trust	Federated U.S. Government Securities Fund: 1-3 Years
Federated Income Securities Trust	Federated U.S. Government Securities Fund: 2-5 Years
Federated Index Trust	Federated World Investment Series, Inc.
Federated Institutional Trust	Intermediate Municipal Trust
Federated Insurance Series	Money Market Obligations Trust
Federated International Series, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455065 (3/20)
© 2020 Federated Hermes, Inc.